UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013

TIER REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17300 Dallas Parkway, Suite 1010, Dallas, Texas

74248

(Address of principal executive offices)

(Zip Code)

(972) 931-4300

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD.

On August 15, 2013, TIER REIT, Inc., a Maryland corporation (which may be referred to herein as the “Registrant,” “we,” “our” or “us”), first used the presentation attached hereto as Exhibit 99.1 in connection with a conference call with stockholders and financial advisors to review second quarter 2013 results.  The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The presentation materials include information about Funds from Operations (“FFO”), Modified Funds from Operations (“MFFO”) and Same Store Cash Net Operating Income.  FFO is a non-GAAP financial measure that is widely recognized as a measure of REIT operating performance.  We use FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in the April 2002 “White Paper on Funds From Operations,” which is net income (loss), computed in accordance with accounting principles generally accepted in the United State of America (“GAAP”), excluding extraordinary items, as defined by GAAP, gains (or losses) from sales of property and impairments of depreciable real estate (including impairments of investments in unconsolidated joint ventures and partnerships which resulted from measurable decreases in the fair value of the depreciable real estate held by the joint venture or partnership), plus depreciation and amortization on real estate assets, and after related adjustments for unconsolidated partnerships, joint ventures and subsidiaries and noncontrolling interests, as one measure to evaluate our operating performance.  The determination of whether impairment charges have been incurred is based partly on anticipated operating performance and hold periods.  Estimated undiscounted cash flows from a property, derived from estimated future net rental and lease revenues, net proceeds on the sale of the property, and certain other ancillary cash flows are taken into account in determining whether an impairment charge has been incurred.  While impairment charges for depreciable real estate are excluded from net income (loss) in the calculation of FFO as described above, impairments reflect a decline in the value of the applicable property which we may not recover.

Since FFO was promulgated, several new accounting pronouncements have been issued, such that management, industry investors and analysts have considered the presentation of FFO alone to be insufficient to evaluate operating performance. Accordingly, in addition to FFO, we use MFFO, as defined by the Investment Program Association, which excludes from FFO the following items:

(1)                                 acquisition fees and expenses;

(2)                                 straight line rent amounts, both income and expense;

(3)                                 amortization of above- or below-market intangible lease assets and liabilities;

(4)                                 amortization of discounts and premiums on debt investments;

(5)                                 impairment charges on real estate related assets to the extent not already excluded from net income in the calculations of FFO, such as non-depreciable properties, loans receivable, and equity and debt investments;

(6)                                 gains or losses from the early extinguishment of debt;

(7)                                 gains or losses on the extinguishment or sales of hedges, foreign exchange, securities and other derivative holdings except where the trading of such instruments is a fundamental attribute of our operations;

(8)                                 gains or losses related to fair value adjustments for interest rate swaps and other derivatives not qualifying for hedge accounting, foreign exchange holdings and other securities;

(9)                                 gains or losses related to consolidation from, or deconsolidation to, equity accounting;

(10)                          gains or losses related to contingent purchase price adjustments; and

(11)                          adjustments for consolidated and unconsolidated partnerships and joint ventures calculated to reflect MFFO on the same basis as above.

Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate and intangibles diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting alone to be insufficient.  As a result, we believe that the use of FFO and MFFO, together with the required GAAP presentations, provide a more complete understanding of our performance.

We believe that the use of FFO, together with the required GAAP presentations, is helpful to our stockholders and our management in understanding our operating performance because it excludes real estate-related depreciation and amortization, gains and losses from property dispositions, impairments of depreciable real estate assets and extraordinary items, and as a result, when compared period over period, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, which are not immediately apparent from net income.  Factors that impact FFO include fixed costs, lower yields on cash held in accounts, income from portfolio properties and other portfolio assets, interest rates on debt financing and operating expenses.

We believe that MFFO is a helpful measure of operating performance because it excludes certain non-operating activities and certain recurring non-cash operating adjustments as outlined above.  Accordingly, we believe that MFFO can be a useful metric to assist management, stockholders and analysts in assessing the sustainability of operating performance.  By providing MFFO, we believe we are presenting useful information that assists stockholders in better aligning their analysis with management’s analysis of long-term, core operating activities.  Many of these adjustments are similar to adjustments required by SEC rules for the presentation of pro forma business combination disclosures, particularly acquisition expenses, gains or losses recognized in business combinations and other activity not representative of future activities.

MFFO also provides useful information in analyzing comparability between reporting periods that also assists stockholders and analysts in assessing the sustainability of our operating performance. MFFO is primarily affected by the same factors as FFO, but without certain non-operating activities and certain recurring non-cash operating adjustments; therefore, we believe fluctuations in MFFO are more indicative of changes and potential changes in operating activities.  MFFO is also more comparable in evaluating our performance over time.  We also believe that MFFO is a recognized measure of sustainable operating performance by the real estate industry and is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies that do not have a similar level of involvement in acquisition activities or are not similarly affected by impairments and other non-operating charges.

FFO or MFFO should neither be considered as an alternative to net income (loss), nor as indications of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to make distributions.  Additionally, the exclusion of impairments limits the usefulness of FFO and MFFO as historical operating performance measures since an impairment charge indicates that operating performance has been permanently affected.  FFO and MFFO are not useful measures in evaluating net asset value because impairments are taken into account in determining net asset value but not in determining FFO or MFFO.  Both FFO and MFFO are non-GAAP measurements and should be reviewed in connection with other GAAP measurements.  Our FFO attributable to common stockholders and MFFO attributable to common stockholders as presented may not be comparable to amounts calculated by other REITs that do not define these terms in accordance with the current NAREIT or IPA definitions or that interpret the definitions differently.

The following table presents our calculation of FFO attributable to common stockholders and MFFO attributable to common stockholders for the three and six months ended June 30, 2013 and 2012 (in thousands except per share amounts):

	Three Months Ended		Six Months Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Net loss	$(20,168)	(34,138)	(16,190)	(61,978)
Net loss attributable to noncontrolling interests	31	34	19	75
Adjustments (1):
Real estate depreciation and amortization from consolidated properties	42,641	48,788	86,498	99,476
Real estate depreciation and amortization from unconsolidated properties	1,469	1,742	2,962	3,731
Real estate depreciation and amortization from noncontrolling interests	(165)	(187)	(333)	(367)
Impairment of depreciable real estate assets	4,879	16,785	4,879	16,785
Gain on sale or transfer of depreciable real estate	(988)	(12,808)	(20,820)	(15,189)
Noncontrolling interest (OP units) share of above adjustments	(69)	(79)	(106)	(152)
FFO attributable to common stockholders	$27,630	$20,137	$56,909	$42,381
Adjustments (1) (2):
Acquisition expenses	—	—	95	—
Straight-line rent adjustment	(2,523)	(3,946)	(5,720)	(11,564)
Amortization of above- and below-market rents, net	(2,411)	(2,913)	(4,819)	(6,453)
Net gain on troubled debt restructuring and early extinguishment of debt	(5,633)	—	(13,293)	(3,587)
Noncontrolling interest (OP units) share of above adjustments	15	10	34	31
MFFO attributable to common stockholders	$17,078	$13,288	$33,206	$20,808
Weighted average common shares outstanding - basic	299,192	298,113	299,192	297,879
Weighted average common shares outstanding - diluted (3)	299,619	298,141	299,514	297,908
Net loss per common share - basic and diluted (3)	$(0.07)	$(0.11)	$(0.05)	$(0.21)
FFO per common share - basic and diluted	$0.09	$0.07	$0.19	$0.14
MFFO per common share - basic and diluted	$0.06	$0.04	$0.11	$0.07

(1)         Reflects the adjustments of continuing operations, as well as discontinued operations.

(2)         Includes adjustments for unconsolidated properties and noncontrolling interests.

(3)         There are no dilutive securities for purposes of calculating the net loss per common share.

We define net operating income (“NOI”) as rental revenue, less property operating expenses, real estate taxes and property management fees. We believe that NOI provides a supplemental measure of our operating performance because NOI reflects the operating performance of our properties and excludes items that are not associated with management of the properties, such as general and administrative expenses, asset management fees and interest expense.  We define Same Store Cash NOI as NOI (excluding bad debt expense) less lease termination fee income and non-cash revenue items including straight-line rent adjustments and the amortization of above and below market rent and lease incentives.  We view Same Store Cash NOI both year-over-year and quarter-over-quarter as an important measure of the operating performance of our properties because it allows us to compare operating results of consolidated properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods under review.  The following table presents our calculations of Same Store Cash NOI for the three months ended June 30, 2013 and 2012, the three months ended June 30, 2013 and March 31, 2013, and the six months ended June 30, 2013 and 2012 (in thousands, except property count):

	Three Months Ended		Three Months Ended		Six Months Ended
Same store Cash NOI:	June 30, 2013	June 30, 2012	June 30, 2013	March 31, 2013	June 30, 2013	June 30, 2012
Revenues:
Total revenue	$104,550	$101,144	$104,550	$102,744	$207,294	$201,821
Less:
Straight-line rent revenue adjustment	2,127	2,752	2,127	2,549	4,676	7,480
Above/below market rent amortization & lease incentives	2,180	2,479	2,180	2,162	4,342	5,553
Lease termination fees	159	434	159	177	336	985

	100,084	95,479	100,084	97,856	197,940	187,803

Expenses:
Property related expenses	30,941	29,584	30,941	31,075	62,016	58,681
Bad debt expense	207	171	207	100	307	1,294
Real estate taxes	15,788	14,859	15,788	14,858	30,646	30,351
Property management fees	3,039	3,064	3,039	2,994	6,032	6,050
Property Expenses	49,975	47,678	49,975	49,027	99,001	96,376

Same store cash NOI	$50,109	$47,801	$50,109	$48,829	$98,939	$91,427

Same store GAAP NOI:
Total revenue	$104,550	$101,144	$104,550	$102,744	$207,294	$201,821
Less: Property expenses	49,975	47,678	49,975	49,027	99,001	96,376
Same store GAAP NOI	$54,575	$53,466	$54,575	$53,717	$108,293	$105,445

Executed Leased at period end (% owned)	86%	87%	86%	86%	86%	87%

Consolidated Operating Properties	41		41		41
Square Feet (% owned)	16,201		16,201		16,201

The following table presents our reconciliation of net income (loss) to Same Store Cash NOI through NOI for the three months ended June 30, 2013 and 2012, the three months ended June 30, 2013 and March 31, 2013, and the six months ended June 30, 2013 and 2012 (in thousands):

	Three Months Ended		Three Months Ended		Six Months Ended
Same store cash NOI reconciliation	June 30, 2013	June 30, 2012	June 30, 2013	March 31, 2013	June 30, 2013	June 30, 2012
Net income (loss)	$(20,168)	$(34,138)	$(20,168)	$3,978	$(16,190)	$(61,978)
Adjustments to reconcile net income (loss) to NOI:
Interest expense	29,239	31,489	29,239	29,291	58,530	62,778
Asset management fees	—	4,514	—	—	—	9,008
Asset impairment losses	—	16,186	—	—	—	16,186
General & administrative expenses	3,909	3,164	3,909	4,529	8,438	5,497
Amortization of restricted shares and units	214	—	214	110	324	—
Straight-line rent expense adjustment	(3)	40	(3)	(3)	(6)	100
Real estate depreciation and amortization	42,258	44,813	42,258	42,257	84,515	91,634
Depreciation - other intangible assets	1,147	—	1,147	127	1,274	—
Interest and other income	(85)	(196)	(85)	(533)	(618)	(178)
Gain on troubled debt restructuring	—	—	—	—	—	(201)
Provision/(benefit) for income taxes	125	109	125	(38)	87	516
Equity in (earnings)/losses of investments	(520)	(1,045)	(520)	798	278	(929)
Income from discontinued operations	(1,452)	(9,881)	(1,452)	(10,598)	(12,050)	(13,391)
Gain on sale or transfer of assets	—	—	—	(16,102)	(16,102)	(362)
Net operating income (NOI)	54,664	55,055	54,664	53,816	108,480	108,680
Net operating income of non same store properties	(89)	(1,589)	(89)	(99)	(187)	(3,235)
Same store GAAP NOI	54,575	53,466	54,575	53,717	108,293	105,445

Straight-line rent revenue adjustment	(2,127)	(2,752)	(2,127)	(2,549)	(4,676)	(7,480)
Above/below market rent amortization & lease incentives	(2,180)	(2,479)	(2,180)	(2,162)	(4,342)	(5,553)
Lease termination fees	(159)	(434)	(159)	(177)	(336)	(985)
Same store cash NOI	$50,109	$47,801	$50,109	$48,829	$98,939	$91,427

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1	TIER REIT, Inc. Quarterly Update — Second Quarter 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIER REIT, INC.

Dated: August 15, 2013	By:	/s/ Telisa Webb Schelin
Telisa Webb Schelin
Senior Vice President — Legal, General
Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	TIER REIT, Inc. Quarterly Update — Second Quarter 2013